                               FIRST AMENDMENT TO
                           THIRD AMENDED AND RESTATED
                            MASTER COVENANT AGREEMENT


     This First Amendment to Third Amended and Restated Master Covenant Agreement (this "FIRST AMENDMENT"), dated as of June 30, 1994 (but effective as provided in SECTION 3), is made by and among La Quinta Inns, Inc., a Texas corporation ("LA QUINTA"), NationsBank of Texas, N.A., as Administrative Lender ("ADMINISTRATIVE LENDER"), Citicorp USA, Inc., The Frost National Bank, Texas Commerce Bank National Association (successor to Texas Commerce Bank-San Antonio, N.A. through merger with and into Texas Commerce Bank National Association), Bank of Scotland, Continental Bank, Bank One, Texas, N.A., First Interstate Bank of Texas, N.A. and U.S. Bank of Washington, National Association (singly, a "LENDER", and collectively, the "LENDERS").


                                   BACKGROUND.

     A. La Quinta, Administrative Lender and Lenders entered into the Amended and Restated Credit Agreement, dated as of January 25, 1994 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; capitalized terms used herein and not otherwise defined herein shall have the same meaning given to them in the Credit Agreement) and the Third Amended and Restated Master Covenant Agreement, dated as of January 25, 1994 (as amended, supplemented or otherwise modified from time to time, the "COVENANT AGREEMENT").

     B. La Quinta has requested that pursuant to the First Amendment to Amended and Restated Credit Agreement dated as of June 30, 1994 ("FIRST CREDIT AGREEMENT AMENDMENT"), Lenders increase the Revolving Credit Commitment and Term Loan Commitment to provide funds to be advanced to La Quinta Investments, Inc., a Delaware corporation ("INVESTMENTS"), for the acquisition by Investments of all of the general partnership interests of each of LQ CIGNA I and LQ CIGNA II, each a Texas general partnership, not owned by La Quinta.

     C. In contemplation of the purchase of such limited partnership interests, and subject to the terms of this First Amendment, Administrative Lender, Lenders and La Quinta desire to amend the Covenant Agreement.

                                   AGREEMENT.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Administrative Lender, Lenders and La Quinta agree as follows:

1.   Amendments.  The Covenant Agreement is amended as follows:

     1.1 Section 3.3 is amended by adding the following definitions thereto in proper alphabetical order:

          "INVESTMENTS" shall mean La Quinta Investments, Inc., a Delaware corporation and wholly-owned Subsidiary of La Quinta.

          "LQ CIGNA I" shall mean LQ CIGNA I, a Texas general partnership, between La Quinta and Investments.

          "LQ CIGNA II" shall mean LQ CIGNA II, a Texas general partnership, between La Quinta and Investments.

     1.2 The definition of "Subsidiary" set forth in Section 3.3 is hereby amended to read as follows:

          "Subsidiary" with respect to any Persons, means (a) a corporation at least a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, by such Person and one or more Subsidiaries of such Person or by one or more Subsidiaries of such Person or (b) a partnership, joint venture or similar entity in which 100% of the ownership, capital or interest profits is at the time, directly or indirectly, owned by such Person, by such Person and one or more Subsidiaries of such Person or by one or more Subsidiaries of such Person.

     1.3 Section 4.5 is amended by (i) deleting "both a Parent Company basis and" therefrom and (ii) adding the following second sentence thereto:

          La Quinta covenants and agrees that the Senior Debt to Capitalization Ratio, on a Parent Company basis, shall not be greater than (i) 0.575 to 1 at the end of any fiscal quarter during the period through and including December 31, 1994, and (ii) 0.55 to 1 at the end of any fiscal quarter during the period from and including March 31, 1995 through and including September 30, 1995, and (iii) 0.50 to 1 at the end of any fiscal quarter thereafter.

     1.4 Section 4.10 is amended by deleting the first two sentences and substituting, IN LIEU thereof, the following:

          La Quinta covenants and agrees that it will not allow, on a Parent Company basis, the ratio of (i) Total Debt to (ii) Adjusted EBITDA minus Maintenance Capital Expenditures, in each case for the four consecutive fiscal quarters immediately preceding the date of determination, to be greater than (a) 5.50 to 1 at the end of any fiscal quarter through and including December 31,

     1994, (b) 5.25 to 1 at the end of any fiscal quarter during the period from and including March 31, 1995 through and including December 31, 1995, (c) 5.00 to 1 at the end of any fiscal quarter during the period from and including March 31, 1996 through and including September 30, 1996 and (d) 4.50 to 1 at the end of any fiscal quarter thereafter.
     La Quinta covenants and agrees that it will not allow, on a Combined basis, the ratio of (i) Total Debt to (ii) EBITDA minus Maintenance Capital Expenditures, in each case for the four consecutive fiscal quarters immediately preceding the date of determination, to be greater than (a) 5.00 to 1 at the end of any fiscal quarter through and including September 30, 1995 and (b) 4.50 to 1 at the end of any fiscal quarter thereafter.

     1.5 Section 4.11 is deleted in its entirety and the following is substituted IN LIEU thereof:

          La Quinta covenants and agrees that it will not allow, on a Combined basis, the ratio of (i) (a) EBITDA, plus (b) lease expense pursuant to Operating Leases, minus (c) Maintenance Capital Expenditures to (ii) (a) Net Interest, plus (b) lease expense pursuant to Operating Leases, plus (c) Current Maturities, in each case other than Current Maturities (which, with respect to Current Maturities, shall be for the four consecutive fiscal quarters immediately succeeding the date of determination) for the four consecutive fiscal quarters immediately preceding the date of determination, to be less than (y) 1.35 to 1 at the end of any fiscal quarter prior to and including September 30, 1995 and (z) 1.50 to 1 at the end of any fiscal quarter thereafter. La Quinta covenants and agrees that it will not allow, on a Parent Company basis, the ratio of (i) (a) Adjusted EBITDA , plus (b) lease expense pursuant to Operating Leases, minus (c) Maintenance Capital Expenditures to (ii) (a) Net Interest, plus (b) lease expense pursuant to Operating Leases, plus (c) Current Maturities, other than Current Maturities (which, with respect to Current Maturities, shall be for the four consecutive fiscal quarters immediately succeeding the date of determination) for the four consecutive fiscal quarters immediately preceding the date of determination, to be less than (x) 1.25 to 1 at the end of any fiscal quarter prior to and including December 31, 1994, (y) 1.35 at the end of any fiscal quarter during the period from and including March 31, 1995 through and including September 30, 1995 and (z) 1.50 to 1 at the end of any fiscal quarter thereafter.

     1.6  A new Section 4.26 and 4.27 are added which provide as follows:

          4.26  DEBT OF INVESTMENTS, LQ CIGNA I AND LQ CIGNA II.

          La Quinta covenants and agrees that it will not permit
     Investments, LQ CIGNA I or LQ CIGNA II to create, incur, assume, become or be liable in any manner in respect of, or suffer to exist, any Debt, except (i) trade payables incurred and paid in the ordinary course of business, and (ii) contingent liabilities resulting from the endorsement of negotiable instruments for collection in the ordinary course of business.

          4.27  LIENS OF INVESTMENTS, LQ CIGNA I AND LQ CIGNA II.

          La Quinta covenants and agrees that it will not permit Investments, LQ CIGNA I or LQ CIGNA II, to create or suffer to exist any Lien upon any of its assets, except (i) Tax, mechanics', materialmen's, warehousemen's, laborer's and landlord and other similar Liens relating to amounts that are not yet due and payable, or that are being contested in good faith by appropriate proceedings, for which adequate reserves have been established, and (ii) Liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or similar legislation. La Quinta covenants and agrees that it shall not, and shall not permit Investments, LQ CIGNA I or LQ CIGNA II to, hereafter agree with any Person (other than Administrative Lender) not to grant a Lien on any of its assets or not to permit the pledge any of its equity interest.

2. Representations and Warranties. La Quinta represents and warrants to Administrative Lender and Lenders that, as of the date hereof and after giving effect to the amendments provided in SECTION 1 and the amendments and waiver in the First Credit Agreement Amendment:

          a. La Quinta is in compliance with all of the terms, provisions and covenants of the Credit Agreement and Covenant Agreement;

          b. no event has occurred and is continuing which constitutes a Default or an Event of Default;

          c. La Quinta has full power and authority to execute and deliver this First Amendment, and this First Amendment and the Covenant Agreement, as amended hereby, constitute the legal, valid and binding obligation of La Quinta, enforceable in accordance with their terms, except as enforceability may be limited by debtor relief laws and except as rights to indemnity may be limited by federal or state securities laws; and

          d. no authorization, approval, consent or other action by, notice to, or filing with, any Person, is required for the execution, delivery or performance by La Quinta of this First Amendment.

3. Conditions of Effectiveness. This First Amendment shall be effective on the Amendment Effective Date (as defined in the First Credit Agreement Amendment).

4.   Reference to the Covenant Agreement.

          a. Upon the effectiveness of this First Amendment, each reference in the Covenant Agreement to "this Agreement", "hereunder", "herein", or words of like import shall mean and be a reference to the Covenant Agreement, as affected and amended hereby.

          b. The Covenant Agreement, as amended by the amendments referred to above, shall remain in full force and effect and are hereby ratified and confirmed.

5. Costs, Expenses and Taxes. La Quinta shall pay within five days after demand all costs and expenses of Administrative Lender and Lenders in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for Administrative Lender and Lenders with respect thereto and with respect to advising Administrative Lender and Lenders as to their rights and responsibilities under the Covenant Agreement, as hereby amended).

6. Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

7. Governing Law; Binding Effect. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas and be binding upon La Quinta, Administrative Lender and Lenders and their respective successors and assigns.

8. Headings. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute part of this First Amendment for any other purpose.

9. FINAL AGREEMENT. THE COVENANT AGREEMENT, AS EFFECTED BY THE AMENDMENTS CONTAINED IN THIS FIRST AMENDMENT, TOGETHER WITH EACH OTHER LOAN PAPER, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.



==============================================================================
                 REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
==============================================================================

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

                                 LA QUINTA INNS, INC.



                                 By: Dewey W. Chambers
                                     ______________________________________
                                     Dewey W. Chambers, Vice President


                                 ADMINISTRATIVE LENDER:

                                 NATIONSBANK OF TEXAS, N.A.,
                                 as Administrative Lender


                                 By: Douglas E. Hutt
                                     ______________________________________
                                     Douglas E. Hutt, Senior Vice President


                                 NATIONSBANK OF TEXAS, N.A.



                                 By: Douglas E. Hutt
                                     ______________________________________
                                     Douglas E. Hutt, Senior Vice President


                                 CITICORP USA, INC.


                                 By: ______________________________________
                                     __________________, __________________
                                        (Print Name)      (Print Title)

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

                                 LA QUINTA INNS, INC.



                                 By: ______________________________________
                                     __________________, __________________
                                        (Print Name)      (Print Title)


                                 ADMINISTRATIVE LENDER:

                                 NATIONSBANK OF TEXAS, N.A.,
                                 as Administrative Lender


                                 By: ______________________________________
                                     Douglas E. Hutt, Senior Vice President


                                 NATIONSBANK OF TEXAS, N.A.



                                 By: ______________________________________
                                     Douglas E. Hutt, Senior Vice President


                                 CITICORP USA, INC.


                                 By: Barbara A. Cohen
                                     ______________________________________
                                     Barbara A. Cohen, Vice President

                                 THE FROST NATIONAL BANK



                                 By: Suzanne Heuser
                                     ______________________________________
                                     Suzanne Heuser, Vice President


                                 TEXAS COMMERCE BANK NATIONAL
                                 ASSOCIATION



                                 By: ______________________________________
                                     __________________, __________________
                                        (Print Name)      (Print Title)


                                 BANK OF SCOTLAND



                                 By: ______________________________________
                                     __________________, __________________
                                        (Print Name)      (Print Title)


                                 CONTINENTAL BANK



                                 By: ______________________________________
                                     __________________, __________________
                                        (Print Name)      (Print Title)

                                 THE FROST NATIONAL BANK



                                 By: ______________________________________
                                     __________________, __________________
                                        (Print Name)      (Print Title)


                                 TEXAS COMMERCE BANK NATIONAL
                                 ASSOCIATION



                                 By: Dan M. Danelo
                                     ______________________________________
                                     Dan M. Danelo, Sr. Vice President


                                 BANK OF SCOTLAND



                                 By: ______________________________________
                                     __________________, __________________
                                        (Print Name)      (Print Title)


                                 CONTINENTAL BANK



                                 By: ______________________________________
                                     __________________, __________________
                                        (Print Name)      (Print Title)

                                 THE FROST NATIONAL BANK



                                 By: ______________________________________
                                     __________________, __________________
                                        (Print Name)      (Print Title)


                                 TEXAS COMMERCE BANK NATIONAL
                                 ASSOCIATION



                                 By: ______________________________________
                                     __________________, __________________
                                        (Print Name)      (Print Title)


                                 BANK OF SCOTLAND



                                 By: Catherine M. Omiffrey
                                     ______________________________________
                                     Catherine M. Omiffrey, Vice President


                                 CONTINENTAL BANK



                                 By: ______________________________________
                                     __________________, __________________
                                        (Print Name)      (Print Title)

                                 THE FROST NATIONAL BANK



                                 By: ______________________________________
                                     __________________, __________________
                                        (Print Name)      (Print Title)


                                 TEXAS COMMERCE BANK NATIONAL
                                 ASSOCIATION



                                 By: ______________________________________
                                     __________________, __________________
                                        (Print Name)      (Print Title)


                                 BANK OF SCOTLAND



                                 By: ______________________________________
                                     __________________, __________________
                                        (Print Name)      (Print Title)


                                 CONTINENTAL BANK



                                 By: W. Thomas Barnett
                                     ______________________________________
                                     W. Thomas Barnett, Vice President

                                 BANK ONE, TEXAS, N.A.



                                 By: Alan L. Miller
                                     ______________________________________
                                     Alan L. Miller, Vice President


                                 FIRST INTERSTATE BANK OF TEXAS, N.A.



                                 By: ______________________________________
                                     __________________, __________________
                                        (Print Name)      (Print Title)


                                 U.S. BANK OF WASHINGTON,
                                 NATIONAL ASSOCIATION



                                 By: ______________________________________
                                     __________________, __________________
                                        (Print Name)      (Print Title)

                                 BANK ONE, TEXAS, N.A.



                                 By: ______________________________________
                                     __________________, __________________
                                        (Print Name)      (Print Title)


                                 FIRST INTERSTATE BANK OF TEXAS, N.A.



                                 By: John R. Peloubet
                                     ______________________________________
                                     John R. Peloubet, Vice President


                                 U.S. BANK OF WASHINGTON,
                                 NATIONAL ASSOCIATION



                                 By: ______________________________________
                                     __________________, __________________
                                        (Print Name)      (Print Title)

                                 BANK ONE, TEXAS, N.A.



                                 By: ______________________________________
                                     __________________, __________________
                                        (Print Name)      (Print Title)


                                 FIRST INTERSTATE BANK OF TEXAS, N.A.



                                 By: ______________________________________
                                     __________________, __________________
                                        (Print Name)      (Print Title)


                                 U.S. BANK OF WASHINGTON,
                                 NATIONAL ASSOCIATION



                                 By: Blake R. Howells
                                     ______________________________________
                                     Blake R. Howells, Vice President

                                 ACKNOWLEDGED AND AGREED:

                                 LA QUINTA REALTY CORP.



                                 By: John F. Schmutz
                                     ______________________________________
                                     John F. Schmutz, Vice President


                                 LA QUINTA PLAZA, INC.



                                 By: John F. Schmutz
                                     ______________________________________
                                     John F. Schmutz, Vice President


                                 LA QUINTA FINANCIAL CORPORATION



                                 By: John F. Schmutz
                                     ______________________________________
                                     John F. Schmutz, Vice President


                                 LA QUINTA INVESTMENTS, INC.



                                 By: John F. Schmutz
                                     ______________________________________
                                     John F. Schmutz, Vice President


                                 LQI ACQUISITION CORPORATION



                                 By: Kenneth J. Bednar
                                     ______________________________________
                                     Kenneth J. Bednar, Vice President

                                 LA QUINTA MOTOR INNS LIMITED
                                 PARTNERSHIP

                                 By: La Quinta Realty Corp., its General
                                     Partner



                                     By: John F. Schmutz
                                         __________________________________
                                         John F. Schmutz, Vice President


                                 LQM OPERATING PARTNERS, L.P.

                                 By: La Quinta Realty Corp., its General
                                     Partner


                                     By: John F. Schmutz
                                         __________________________________
                                         John F. Schmutz, Vice President


                                 LQ-BIG APPLE JOINT VENTURE

                                 By: La Quinta Inns, Inc., its Partner



                                     By: Dewey W. Chambers
                                         __________________________________
                                         Dewey W. Chambers, Vice President


                                 By: La Quinta Investments, Inc., its Partner



                                     By: John F. Schmutz
                                         __________________________________
                                         John F. Schmutz, Vice President

                                 LQ-LNL LIMITED PARTNERSHIP

                                 By: La Quinta Inns, Inc., its Managing
                                     General Partner



                                     By: Dewey W. Chambers
                                         __________________________________
                                         Dewey W. Chambers, Vice President



                                 LQ-EAST IRVINE JOINT VENTURE

                                 By: La Quinta Inns, Inc., its Partner



                                     By: Dewey W. Chambers
                                         __________________________________
                                         Dewey W. Chambers, Vice President


                                 By: La Quinta Investments, Inc., its Partner



                                     By: John F. Schmutz
                                         __________________________________
                                         John F. Schmutz, Vice President







6483.03

100.076